UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2026
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.03 regarding the Modified Portfolio Revolving Loan Facility (defined below) is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
Modified Portfolio Revolving Loan Facility
On October 17, 2018, certain of KBS Real Estate Investment Trust III, Inc.’s (“KBS REIT III”) indirect wholly owned subsidiaries (the “Borrowers”) entered into a loan facility (as subsequently modified and amended, the “Modified Portfolio Revolving Loan Facility”) with U.S. Bank National Association, as administrative agent (the “Agent”).1 The current lenders under the Modified Portfolio Revolving Loan Facility are U.S. Bank National Association, Regions Bank, Citizens Bank, City National Bank and Associated Bank, National Association (the “Lenders”).
The Modified Portfolio Revolving Loan Facility is secured by 515 Congress, Gateway Tech Center and 201 17th Street (the “Properties”).
As of January 27, 2026, the outstanding principal balance of the Modified Portfolio Revolving Loan Facility was $205.5 million, and $3.3 million of the holdbacks on the Modified Portfolio Revolving Loan Facility are available for future disbursement, subject to certain terms and conditions contained in the loan documents. Prior to the Fourth Modification Agreement (defined below), the Modified Portfolio Revolving Loan Facility had a maturity date of March 1, 2026.
On January 27, 2026, KBS REIT III, through the Borrowers, entered into a fourth modification agreement (the “Fourth Modification Agreement”) with the Agent and the Lenders to extend the maturity date of the Modified Portfolio Revolving Loan Facility to March 25, 2026 (the “Extended Maturity Date”), subject to the satisfaction of certain terms and conditions contained in the Fourth Modification Agreement, some of which conditions are not in the sole control of KBS REIT III, including KBS REIT III’s taking identified actions relating to its portfolio. The failure of KBS REIT III to satisfy certain of these conditions will result in the Extended Maturity Date not being available and the maturity date of March 1, 2026 being reinstated. The Fourth Modification Agreement further provides that subject to the satisfaction of certain terms and conditions contained in the Fourth Modification Agreement, some of which conditions are not in the sole control of KBS REIT III, the maturity date of the loan may be further extended up to, but no later than, April 15, 2026. Notwithstanding the foregoing, the Fourth Modification Agreement provides that at any time following March 1, 2026, an immediate event of default will result under the Modified Portfolio Revolving Loan Facility two business days following the failure of KBS REIT III to meet certain conditions of the Fourth Modification Agreement.
Additionally, pursuant to the Fourth Modification Agreement, KBS REIT III agreed (i) to limit the amount of asset management fees that may be paid by KBS REIT III to KBS Capital Advisors LLC, KBS REIT III’s external advisor (the “Advisor”), to 90% of the asset management fees associated with the Properties (with the remaining 10% of the asset management fees associated with the Properties being deferred until the obligations under the Modified Portfolio Revolving Loan Facility have been paid in full) and (ii) that KBS REIT III will not pay any disposition fees to the Advisor related to the Properties without the consent of the required lenders, except, provided no event of default has occurred and is continuing under the Modified Portfolio Revolving Loan Facility, payment of disposition fees in an amount not to exceed 0.65% of the contract sales price of the Properties (with any remaining disposition fees payable to the Advisor related to the Properties being deferred until the obligations under the Modified Portfolio Revolving Loan Facility have been paid in full). The Advisor had previously agreed to reduce and defer certain asset management fees and disposition fees with respect to the Properties in connection with the modification of another of KBS REIT III’s debt facilities.
The Borrowers agreed to pay certain costs, fees and expenses of the Agent and Lenders in connection with the Fourth Modification Agreement. KBS REIT III continues to work with the Agent to reach a longer-term extension of the Modified Portfolio Revolving Loan Facility, though there can be no assurance as to the certainty or timing of a longer-term extension.

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1 For more information on the Modified Portfolio Revolving Loan Facility, see KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on March 14, 2025.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. These include statements about KBS REIT III’s plans, strategies and prospects, including its ability to comply with any terms, conditions, obligations or covenants contained in any agreements related to debt obligations. These statements are subject to known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the continued disruptions in the financial markets impacting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings, the challenging commercial real estate lending environment, the current interest rate environment, leasing challenges in certain markets where KBS REIT III owns properties and the lack of transaction volume in the U.S. office market as well as general market instability. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on March 14, 2025.
As a result of certain upcoming loan maturities and required principal paydowns, the challenging commercial real estate lending environment and the lack of transaction volume in the U.S. office market as well as general market instability, management’s plans may not be considered probable and thus do not alleviate substantial doubt about KBS REIT III’s ability to continue as a going concern for at least a year from November 14, 2025. KBS REIT III will be adversely affected if it is unable to satisfy certain covenants or other terms and conditions contained in its loan agreements. Certain of KBS REIT III’s loan agreements require KBS REIT III to satisfy conditions that are not in its sole control, including making required principal paydowns of the loans, selling assets and taking identified actions relating to its portfolio. There is no assurance that KBS REIT III will be able to satisfy these terms and conditions of its existing loan agreements or the terms and conditions of any future extension or refinancing agreement that is entered into. If KBS REIT III is unable to make required paydowns under certain loans, sell assets or satisfy certain covenants and conditions in its loan agreements, the lenders may seek to foreclose on the underlying collateral. Moreover, KBS REIT III’s loan agreements contain cross default provisions, including that certain events of default or the failure of one or more of KBS REIT III’s subsidiaries to pay debt as it matures under one debt facility may trigger the acceleration of KBS REIT III’s indebtedness under other debt facilities. KBS REIT III has also pledged the equity of certain of its subsidiaries (and all proceeds therefrom) in connection with the restructuring of some of its loan agreements. Upon certain defaults, these pledges would give the pledgee lenders the right to take possession of the pledged collateral. In addition, KBS REIT III has agreed to cash sweeps under several of its loan agreements. These cash sweeps place limits on KBS REIT III’s access to cash flows from certain properties and thereby restrict KBS REIT III’s operating flexibility.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: February 2, 2026	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary